3. MATERIAL ACCOUNTING POLICY INFORMATION: f) Share capital (Policies)	12 Months Ended
Dec. 31, 2025
Policies
f) Share capital

f)Share capital

Common shares are classified as equity. Transaction costs directly attributable to the issue of common shares and share options are recognized as a deduction from equity. Common shares issued for consideration other than cash are valued based on their market value at the date the shares are issued. If the Company issues units as part of financing, consisting of both common shares and common share purchase warrants, the fair value of the warrants is determined using the Black-Scholes pricing model, and fair value of the common shares is determined using market price. The allocation of value is proportionally based on their fair value.